Exhibit 10.1

Consulting Agreement

Party A:	Xuezheng Yuan
Party B:	Hongtao Shi, Liuyi Zhang and Fred Chang

Whereas,

1.	Party A would like register a new company in the Nevada state, file share offering registration to SEC, and to apply for listing at NASD OTCBB market.
2.	Party B are three individuals. They provide project management and language consulting to individuals and companies who are lack of English language communication capability, the ability to conduct business in a new environment, and lack of business connections and contacts.
Hence, Both Party A and Party B have reached an agreement and Party A agrees to retain Party B as its consultants.
Both parties reached the following agreements on February 21, 2006:
1.	Services
Party B will assist Party on a project management work and English to Chinese, Chinese to English consulting.
Party B will introduce professional firm and individual including security attorney, US GAAP financial statement accountant, US GAAP auditor, market maker\investment bank and potential management candidate to Party.
Party B will provide office space, free of charge, to Party A’s new registered company for one year period.
Party B will provide language assistance to Party A to engage above mentioned professional services to:
Register a Nevada State company
Open an US bank account
File registration statement to US SEC
File application for trading on OTCBB market
2.	Expenses
Party A is responsible for all the third party expenses incurred.
3.	Compensation: Party A should give Party B 10% of its equity stock of the new registered Nevada state company.
4.	Signature
All documents should be signed by Party A.
5.	Law
This agreement is governed by the law of People’s Republic of China. If related parties have disagreement, both parties should try to discuss and resolve the dispute in a friendly manner.

Party A XUEZHENG YUAN Xuezheng Yuan No.5 Suite 4,62-1 Hongshan Rd. Wuchang District, Wuhan, Hubei Province China 430000

Party B

HONGTAO SHI
Hongtao Shi
12B2 Hanwei Plaza, 7 Guang Hua Rd, Beijing 100004, China

LIUYI ZHANG
Liuyi Zhang
12B2 Hanwei Plaza, 7 Guang Hua Rd, Beijing 100004, China

FRED CHANG
Fred Chang
8626 Quaker Brothers Dr., Ellicott City, MD 21043, USA